Summary Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated January 29, 2021

Core Plus Fixed Income Portfolio
Discovery Portfolio
Global Strategist Portfolio
High Yield Portfolio
Short Duration Income Portfolio
Strategic Income Portfolio

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Summary Prospectus dated March 16, 2021

Dynamic Value Portfolio

Effective October 29, 2021, the second sentence of the first or second paragraph, as relevant to Class IS eligibility, of the section of each Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients' assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

  IFTCLISIRSUMPROSPT 10/21